Exhibit 99.1

Atlas Energy Solutions Announces Appointment of Blake McCarthy as Chief Financial Officer

AUSTIN, Texas – (BUSINESS WIRE) – Atlas Energy Solutions Inc. (NYSE: AESI) (“Atlas” or the “Company”) today announced the appointment of Blake McCarthy as Chief Financial Officer, to be effective May 13, 2024.

John Turner, President and Chief Executive Officer, commented, “We are very excited to have Blake join the Atlas team. His experience in integration, operations, and acquisitions, coupled with his deep understanding of financial markets and the oilfield service industry are a welcome addition to the Company.”

Mr. McCarthy is a seasoned executive with more than 15 years of experience serving in various oil and gas finance, investing, and public company roles. Prior to joining the Company, Mr. McCarthy has spent seven years serving in various operational and financial roles at NOV, Inc., most recently as President of NOV Grant Prideco and Vice President of Corporate Development and Investor Relations. Prior to joining NOV, Mr. McCarthy was a principal investor with Citadel Global Equities, covering the global oil and gas industry with a specific focus on the oilfield services sector. Prior to Citadel, Mr. McCarthy was an investment banker with Simmons & Company International. Mr. McCarthy received an A.B. degree from Princeton University.

About Atlas Energy Solutions

Atlas Energy Solutions Inc. is a leading proppant producer and proppant logistics provider, serving primarily the Permian Basin of West Texas and New Mexico. We operate 12 proppant production facilities across the Permian Basin with a combined annual production capacity of 28 million tons, including both large-scale in-basin facilities and smaller distributed mining units. We manage a portfolio of leading-edge logistics assets, which includes our 42-mile Dune Express conveyor system, which is currently under construction and is scheduled to come online in the fourth quarter of 2024. In addition to our conveyor infrastructure, we manage a fleet of 120 trucks, which are capable of delivering expanded payloads due to our custom-manufactured trailers and patented drop-depot process. Our approach to managing both our proppant production and proppant logistics operations is intently focused on leveraging technology, automation and remote operations to drive efficiencies.

We are a low-cost producer of various high-quality, locally sourced proppants used during the well completion process. We offer both dry and damp sand, and carry various mesh sizes including 100 mesh and 40/70 mesh. Proppant is a key component necessary to facilitate the recovery of hydrocarbons from oil and natural gas wells.

Our logistics platform is designed to increase the efficiency, safety and sustainability of the oil and natural gas industry within the Permian Basin. Proppant logistics is increasingly a differentiating factor affecting customer choice among proppant producers. The cost of delivering sand, even short distances, can be a significant component of customer spending on their well completions given the substantial volumes that are utilized in modern well designs.

We continue to invest in and pursue leading-edge technologies, including autonomous trucking, digital infrastructure, and artificial intelligence, to support opportunities to gain efficiencies in our operations. To this end, we have recently taken delivery of next-generation dredge mining assets to drive efficiencies in our proppant production operations. These technology-focused investments aim to improve our cost structure and also combine to produce beneficial environmental and community impacts.

While our core business is fundamentally aligned with a lower emissions economy, our core obligation has been, and will always be, to our stockholders. We recognize that maximizing value for our stockholders requires that we optimize the outcomes for our broader stakeholders, including our employees and the communities in which we operate. We are proud of the fact that our approach to innovation in the hydrocarbon industry while operating in an environmentally responsible manner creates immense value.

Since our founding in 2017, our core mission has been to improve human beings’ access to the hydrocarbons that power our lives while also delivering differentiated social and environmental progress. Our Atlas team has driven innovation and has produced industry-leading environmental benefits by reducing energy consumption, emissions, and our aerial footprint. We call this Sustainable Environmental and Social Progress.

We were founded in 2017 by Ben M. “Bud” Brigham, our Executive Chairman, and are led by an entrepreneurial team with a history of constructive disruption bringing significant and complementary experience to this enterprise, including the perspective of longtime E&P operators, which provides for an elevated understanding of the end users of our products and services. Our executive management team has a proven track record with a history of generating positive returns and value creation. Our experience as E&P operators was instrumental to our understanding of the opportunity created by in-basin sand production and supply in the Permian Basin, which we view as North America’s premier shale resource and which we believe will remain its most active through economic cycles.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are predictive or prospective in nature, that depend upon or refer to future events or conditions or that include the words “may,” “assume,” “forecast,” “position,” “strategy,” “potential,” “continue,” “could,” “will,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements about the anticipated financial performance of Atlas following our acquisition of substantially all of the Permian Basin proppant production and logistics businesses and operations of Hi-Crush Inc. (the “Hi-Crush Acquisition”); the expected synergies and efficiencies to be achieved as a result of the Hi-Crush Acquisition; expected accretion to free cash flow and earnings per share; expectations regarding the leverage and dividend profile of Atlas; expansion and growth of Atlas’s business; expected production volumes; our business strategy, our industry, our future operations and profitability, expected capital expenditures and the impact of such expenditures on our performance, statements about our financial position, production, revenues and losses, our capital programs, management changes, current and potential future long-term contracts and our future business and financial performance.

Although forward-looking statements reflect our good faith beliefs at the time they are made, we caution you that these forward-looking statements are subject to a number of risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include but are not limited to: uncertainties as to whether the Hi-Crush Acquisition will achieve its anticipated benefits and projected synergies within the expected time period or at all; Atlas’s ability to integrate Hi-Crush Inc.’s operations in a successful manner and in the expected time period; risks that the anticipated tax treatment of the Hi-Crush Acquisition is not obtained; unforeseen or unknown liabilities; unexpected future capital expenditures; potential litigation relating to the Hi-Crush Acquisition; the effect of the completion of the Hi-Crush Acquisition on Atlas’s business relationships and business generally; risks that the Hi-Crush Acquisition disrupts current plans and operations of Atlas and its management team and potential difficulties in retaining employees as a result of the Hi-Crush Acquisition; the risks related to Atlas’s financing of the Hi-Crush Acquisition; potential negative effects of the Hi-Crush Acquisition on the market price of Atlas’s common stock or operating results; commodity price volatility, including volatility stemming from the ongoing armed conflicts between Russia and Ukraine and Israel and Hamas; increasing hostilities and instability in the Middle East; adverse developments affecting the financial services industry; our ability to complete growth projects, including the Dune Express, on time and on budget; the risk that stockholder litigation in connection with our recent corporate reorganization may result in significant costs of defense, indemnification and liability; changes in general economic, business and political conditions, including changes in the financial markets; transaction costs; actions of OPEC+ to set and maintain oil production levels; the level of production of crude oil, natural gas and other hydrocarbons and the resultant market prices of crude oil; inflation; environmental risks; operating risks; regulatory changes; lack of demand; market share growth; the uncertainty inherent in projecting future rates of reserves; production; cash flow; access to capital; the timing of development expenditures; the ability of our customers to meet their obligations to us; our ability to maintain effective internal controls; and other factors discussed or referenced in our filings made from time to time with the U.S. Securities and Exchange Commission (“SEC”), including those discussed under the heading “Risk Factors” in Annual Report on Form 10-K, filed with the SEC on February 27, 2024, and any subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Kyle Turlington

T: 512-220-1200

IR@atlas.energy